Property, Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Text Block]
Note 11 – Property, Plant and Equipment

	Estimated	Depreciation
	Useful Life (1)	Rates (1)	December 31,
	(Years)	(%)	2014	2013
			(Millions)
Nonregulated:
Natural gas gathering and processing facilities	5 - 40		$18,717	$9,172
Construction in progress	Not applicable		2,115	2,727
Other	3 - 45		1,459	964
Regulated:
Natural gas transmission facilities		1.2 - 6.97	10,867	10,633
Construction in progress		Not applicable	985	273
Other		1.35 - 33.33	1,336	1,293
Total property, plant, and equipment, at cost			$35,479	$25,062
Accumulated depreciation and amortization			(8,157)	(7,437)
Property, plant, and equipment – net			$27,322	$17,625
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(1)	Estimated useful life and depreciation rates are presented as of December 31, 2014. Depreciation rates for regulated assets are prescribed by the FERC.
Depreciation and amortization expense for Property, plant, and equipment – net was $944 million, $729 million and $690 million in 2014, 2013, and 2012, respectively.
Regulated Property, plant, and equipment – net includes approximately $746 million and $785 million at December 31, 2014 and 2013, respectively, related to amounts in excess of the original cost of the regulated facilities within our gas pipeline businesses as a result of our prior acquisitions. This amount is being amortized over 40 years using the straight-line amortization method. Current FERC policy does not permit recovery through rates for amounts in excess of original cost of construction.
Asset Retirement Obligations
Our accrued obligations relate to underground storage caverns, offshore platforms and pipelines, fractionation and compression facilities, gas gathering well connections and pipelines, and gas transmission facilities. At the end of the useful life of each respective asset, we are legally obligated to plug storage caverns and remove any related surface equipment, to restore land and remove surface equipment at gas processing, fractionation and compression facilities, to dismantle offshore platforms and appropriately abandon offshore pipelines, to cap certain gathering pipelines at the wellhead connection and remove any related surface equipment, and to remove certain components of gas transmission facilities from the ground.
The following table presents the significant changes to our ARO:

	December 31,
	2014	2013
	(Millions)
Beginning balance	$561	$579
Liabilities incurred	101	8
Liabilities settled (1)	(21)	(31)
Accretion expense	44	53
Revisions (2)	146	(48)
Ending balance	$831	$561
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(1)
For 2014 and 2013, liabilities settled include $7 million and $25 million, respectively, related to the abandonment of certain of Transco’s natural gas storage caverns that are associated with a leak in 2010.

(2)
Several factors are considered in the annual review process, including inflation rates, current estimates for removal cost, discount rates, and the estimated remaining life of the assets. The 2014 revisions primarily reflect an increase in the estimated retirement costs for our offshore pipelines, an increase in the inflation rate and decreases in the discount rates used in the annual review process. The 2013 revision primarily reflects increases in the estimated remaining useful life of the assets. The 2013 revision also includes an increase of $9 million related to changes in the timing and method of abandonment on certain of Transco’s natural gas storage caverns that were associated with a leak in 2010.

Transco is entitled to collect in rates the amounts necessary to fund its ARO. All funds received for such retirements are deposited into an external trust account dedicated to funding its ARO (ARO Trust). (See Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.) Under its current rate settlement Transco’s annual funding obligation is approximately $36 million, with installments to be deposited monthly.